Exhibit 99.1

NEWS RELEASE

Investor/Media Contact:

Stacy Roughan

NuVasive, Inc.

1-858-909-1812

sroughan@nuvasive.com

NUVASIVE REPORTS THIRD QUARTER 2015 FINANCIAL RESULTS

Third Quarter 2015 Highlights:

•	Revenue increased 5.6% to $200.5 million, or 7.8% on a constant currency basis;

•	Non-GAAP operating profit margin increased 460 basis points to 16.3%; GAAP operating profit margin of 14.0%;

•	Adjusted EBITDA margin increased 540 basis points to 26.7%;

•	Non-GAAP net income of $18.1 million; GAAP net income of $13.0 million;

•	Non-GAAP diluted earnings per share of $0.35; GAAP diluted earnings per share of $0.24; and

•	Company reiterates 2015 revenue outlook and increases non-GAAP operating profit margin, adjusted EBITDA and EPS guidance

SAN DIEGO, CA – October 27, 2015 - NuVasive, Inc. (Nasdaq: NUVA), a leading medical device company focused on transforming spine surgery with minimally disruptive, procedurally-integrated solutions, announced today financial results for the quarter ended September 30, 2015.

“We are pleased to report another strong quarter in which we achieved revenue growth of nearly 8% on a constant currency basis in line with our mid to high single-digit growth goal and profitability that once again significantly outperformed our expectations,” said Gregory T. Lucier, Chairman and Chief Executive Officer of NuVasive. “By remaining focused on our margin expansion initiatives across the Company, we delivered incredibly strong year-over-year growth in non-GAAP operating profit margin and adjusted EBITDA margin, improving 460 and 540 basis points, respectively, while non-GAAP EPS increased nearly three and a half times compared to the same quarter last year.

“Our performance for the quarter was driven by continued strength in the United States and robust growth in certain international geographies where NuVasive is leading with our competitive XLIF® technology and differentiated offerings. We remain confident that our unrelenting focus on innovation and technology, increased operational efficiencies, international scalability and our commitment to increased self-manufacturing position NuVasive to be the leader in transforming spine and improving patient outcomes,” said Mr. Lucier.

A full reconciliation of non-GAAP to GAAP measures can be found in the tables of this news release.

Third Quarter 2015 Results

NuVasive reported third quarter 2015 total revenue of $200.5 million, a 5.6% increase compared to $189.9 million for the third quarter 2014. On a constant currency basis, third quarter 2015 total revenue increased 7.8% compared to the same period last year.

GAAP gross profit for the third quarter 2015 was $151.4 million and gross margin was 75.5% compared to a gross profit of $142.2 million and a gross margin of 74.9% for the third quarter 2014. Total GAAP operating expenses for the third quarter 2015 were $123.3 million compared to $125.9 million in the third quarter 2014.

The Company reported a GAAP net income of $13.0 million, or $0.24 per share, for the third quarter 2015 compared to a GAAP net loss of $(1.8) million, or $(0.04) per share, for the third quarter 2014.

On a non-GAAP basis, the Company reported net income of $18.1 million, or $0.35 per share, for the third quarter 2015 compared to net income of $3.9 million, or $0.08 per share, for the third quarter 2014.

Cash, cash equivalents and short and long-term marketable securities were approximately $451.2 million at September 30, 2015.

Annual Guidance for 2015

The Company provided the following updated projections to its full year 2015 guidance:

•	Revenue of approximately $810.0 million, which includes an approximate $13.0 million of currency headwinds, or approximately 6.2% growth compared to revenue of $762.4 million for 2014; on a constant currency basis revenue is expected to grow approximately 7.9%;

•	GAAP diluted earnings per share of approximately $1.24 compared to GAAP loss per diluted share of $(0.36) for 2014; versus a prior expectation of $1.18 for 2015;

•	Non-GAAP diluted earnings per share of approximately $1.25, an increase of approximately 86.6% compared to non-GAAP diluted earnings of $0.67 for 2014; versus a prior expectation of $1.17 for 2015;

•	Non-GAAP operating profit margin of approximately 15.2%, an increase of approximately 380 basis points compared to 11.4% for 2014; versus a prior expectation of 15.0% for 2015;

•	Adjusted EBITDA margin of approximately 25.4%, an increase of approximately 350 basis points compared to 21.9% for 2014; versus a prior expectation of 25.2% for 2015;

•	GAAP effective tax expense rate of approximately 43.0%; versus a prior expectation of approximately 45.0% for 2015; and

•	Non-GAAP effective tax expense rate of approximately 43.0%; versus a prior expectation of approximately 45.0% for 2015.

Supplementary Financial Information

For additional financial detail, please visit the Investor Relations section of the Company’s website at www.nuvasive.com to access Supplementary Financial Information.

Reconciliation of Full Year EPS Guidance

		2015 Guidance
	2014 Actuals	Prior [1]	Current [2]
GAAP earnings (loss) per share	$(0.36)	$1.18	$1.24
Impact of change from basic to diluted share count	0.02	—	—
Impact of treasury method on convertible notes [3]	—	0.03	0.03

Adjusted GAAP earnings (loss) per share, adjusted to diluted share count	$(0.34)	$1.21	$1.27
Amortization of intangible assets	0.16	0.14	0.14
Leasehold related charges	0.13	0.03	0.04
Litigation liability	0.36	(0.49)	(0.49)
Intangible asset impairment	0.13	—	—
CEO transition related costs	—	0.04	0.04
One-time and acquisition related items [4]	0.05	0.05	0.06
Non-cash interest expense on convertible notes	0.18	0.19	0.19

Non-GAAP earnings per share	$0.67	$1.17	$1.25

GAAP Weighted shares outstanding - basic	46,715	48,593	48,593

GAAP Weighted shares outstanding - diluted	46,715	52,607	52,607

Non-GAAP Weighted shares outstanding - diluted [3]	49,676	51,431	51,431

[1]	Effective tax expense rate of ~45% applied to GAAP earnings and ~40% applied to Non-GAAP adjustments
[2]	Effective tax expense rate of ~43% applied to GAAP earnings and ~40% applied to Non-GAAP adjustments
[3]	Excludes the impact of share dilution of the convertible bond for which the Company has a hedge in place but is considered anti-dilutive under US GAAP in weighted average shares outstanding
[4]	Acquisition related items include expenses associated with M&A related activity and as incurred

Reconciliation of Non-GAAP Operating Margin %

		2015 Guidance
(in thousands, except %)	2014 Actuals	Prior	Current
Non-GAAP Gross Margin % [A]	76.1%	76.7%	76.3%
GAAP Gross Margin [D]	76.1%	76.7%	76.3%
Non-GAAP Sales, Marketing & Administrative Expense [B]	59.9%	56.9%	56.6%
Leasehold related charges	1.4%	0.4%	0.4%
CEO transition related costs	—	0.4%	0.4%
One-time and acquisition related items [1]	0.3%	0.5%	0.7%

GAAP Sales, Marketing & Administrative Expense [E]	61.6%	58.2%	58.1%

Non-GAAP Research & Development Expense [C]	4.8%	4.8%	4.5%
One-time and acquisition related items [1]	0.2%	—	—

GAAP Research & Development Expense [F]	5.0%	4.8%	4.5%
Litigation liability [G]	3.9%	(5.2)%	(5.2)%
Intangible asset impairment [H]	1.4%	—	—
Amortization of intangible assets [I]	1.8%	1.5%	1.5%

Non-GAAP Operating Margin % [A-B-C]	11.4%	15.0%	15.2%

GAAP Operating Margin % [D-E-F-G-H-I]	2.4%	17.4%	17.4%

[1]	Acquisition related items include expenses associated with M&A related activity and as incurred

Reconciliation of EBITDA %

		2015 Guidance
(in thousands, except %)	2014 Actuals	Prior	Current
Net Income / (Loss)	(2.2)%	7.7%	8.2%
Interest (income) / expense, net	3.5%	3.6%	3.5%
Provision for income taxes	0.8%	6.1%	5.8%
Depreciation and amortization [1]	8.1%	7.8%	8.0%

EBITDA	10.2%	25.2%	25.6%
Non-cash stock based compensation	4.4%	3.9%	3.6%
Leasehold related charges	1.4%	0.4%	0.4%
Litigation liability	3.9%	(5.2)%	(5.2)%
Intangible asset impairment	1.4%	—	—
CEO transition related costs [2]	—	0.4%	0.4%
One-time and acquisition related items [3]	0.5%	0.5%	0.7%

Adjusted EBITDA	21.9%	25.2%	25.4%

[1]	Included in leasehold related charges are accelerated depreciation as a result of early leasehold terminations, which thereby were excluded from the depreciation line
[2]	Included in CEO related transition costs are $1.2m of stock based compensation charges, which thereby were excluded from the non-cash stock based compensation line
[3]	Acquisition related items include expenses associated with M&A related activity and as incurred

Reconciliation of Non-GAAP Information

Management uses certain non-GAAP financial measures such as non-GAAP earnings per share, non-GAAP net income, non-GAAP operating expenses and non-GAAP operating margin, which exclude amortization of intangible assets, leasehold related charges, one-time restructuring and acquisition related items, CEO transition related costs, certain litigation charges and non-cash interest expense on convertible notes. Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency is the use of an exchange rate that eliminates fluctuations when calculating financial performance numbers.

The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, leasehold related charges, CEO transition related costs, certain litigation liabilities, acquisition related items and other significant one-time items. Management calculates the non-GAAP financial measures provided in this earnings release excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. Set forth below are reconciliations of the non-GAAP financial measures to the comparable GAAP financial measure.

Reconciliation of Third Quarter 2015 Results

GAAP Earnings per Share to Non-GAAP Earnings per Share

(in thousands, except per share data)	Pre-Tax Adjustments	Net of Tax	Earnings Per Share
GAAP net income		12,960	$0.26
GAAP impact of change from basic to diluted share count			(0.02)

GAAP net income, adjusted to diluted share count			0.24
Impact of treasury method on convertible notes [1]			0.01
Amortization of intangible assets	3,067	1,840	0.04
Leasehold related charges	(5)	(3)	(0.00)
Litigation liability	(500)	(300)	(0.01)
CEO transition related costs	93	56	0.00
One-time and acquisition related items [2]	1,862	1,117	0.02
Non-cash interest expense on convertible notes	3,984	2,390	0.05

Non-GAAP earnings		$18,061	0.35

GAAP weighted shares outstanding - basic			48,993

GAAP weighted shares outstanding - diluted			53,199

Non-GAAP weighted shares outstanding - diluted			51,434

[1]	Excludes the impact of share dilution of the convertible bond for which the Company has a hedge in place but is considered anti-dilutive under U.S. GAAP in weighted average shares outstanding (916k shares)
[2]	Acquisition related items include expenses associated with M&A related activity and as incurred non-recurring items

Reconciliation of Year To Date 2015 Results

GAAP Earnings per Share to Non-GAAP Earnings per Share

(in thousands, except per share data)	Pre-Tax Adjustments	Net of Tax	Earnings Per Share
GAAP net income		54,788	$1.13
GAAP impact of change from basic to diluted share count			(0.08)

GAAP net income, adjusted to diluted share count			1.05
Impact of treasury method on convertible notes [1]			0.02
Amortization of intangible assets	9,037	5,422	0.11
Leasehold related charges	3,035	1,821	0.04
Litigation liability	(42,507)	(25,504)	(0.50)
CEO transition related costs	3,563	2,138	0.04
One-time and acquisition related items [2]	5,247	3,148	0.06
Non-cash interest expense on convertible notes	11,738	7,043	0.14

Non-GAAP earnings		$48,856	$0.96

GAAP weighted shares outstanding - basic			48,513

GAAP weighted shares outstanding - diluted			52,202

Non-GAAP weighted shares outstanding - diluted [1]			51,003

[1]	Excludes the impact of share dilution of the convertible bond for which the Company has a hedge in place but is considered anti-dilutive under U.S. GAAP in weighted average shares outstanding (916k shares)
[2]	Acquisition related items include expenses associated with M&A related activity and as incurred non-recurring items

Reconciliation of Third Quarter and Nine Months 2015 Results

GAAP net income to Adjusted EBITDA

(in thousands, except per share data)	Three months ended September 30, 2015	Nine months ended September 30, 2015
GAAP net income	$12,960	$54,788
Interest (income) / expense, net	6,946	20,550
Provision for income taxes	8,803	35,332
Depreciation and amortization	16,375	49,005

EBITDA	$45,084	$159,675

Non-cash stock based compensation [1]	7,076	19,337
Leasehold related charges	(5)	3,035
Litigation liability	(500)	(42,507)
CEO related transition costs	93	3,563
One-time and acquisition related items	1,862	5,247

Adjusted EBITDA	$53,610	$148,350

As a percentage of revenue	26.7%	24.9%

[1]	Included in CEO related transition costs are $1.2m of stock based compensation charges, which thereby were excluded from the non-cash stock based compensation line in the nine months ended

Investor Conference Call

The Company will hold a conference call today at 4:30 p.m. ET / 1:30 p.m. PT to discuss the results of its third quarter 2015 financial performance. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call will be available online from the Investor Relations page of the Company’s website at www.nuvasive.com.

After the live webcast, the call will remain available on NuVasive’s website through November 27, 2015. In addition, a telephone replay of the call will be available until November 3, 2015. The replay dial-in numbers are 1-877-870-5176 for domestic callers and 1-858-384-5517 for international callers. Please use pin number: 13621771.

About NuVasive

NuVasive is an innovative global medical device company that is changing spine surgery with minimally disruptive surgical products and procedurally-integrated solutions for the spine. NuVasive has emerged from a small startup to become the #3 player in the $9 billion global spine market and remains focused on market share-taking strategies as the Company continues on its path to become the industry’s leading spine company. NuVasive offers a comprehensive spine portfolio of more than 90 unique products developed to improve spine surgery and patient outcomes. The Company’s principal procedural solution is its Maximum Access Surgery, or MAS®, platform for lateral spine fusion. MAS was designed to provide safer, reproducible, and clinically proven outcomes, and is a highly differentiated solution with fully integrated neuromonitoring, customizable exposure, and a broad offering of application-specific implants and fixation devices designed to address a variety of pathologies.

NuVasive cautions you that statements included in this news release or made on the investor conference call referenced herein that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this news release contains selected financial results from the third quarter 2015, as well as financial projections for 2015. The numbers for third quarter 2015 are prior to the completion of review and audit procedures by the Company’s external auditors and are subject to adjustment. In addition, the Company’s projections for 2015 represent its initial estimates, and are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that NuVasive’s revenue or earnings projections may turn out to be inaccurate because of the preliminary nature of the forecasts; the risk of further adjustment to financial results or future financial expectations; unanticipated difficulty in selling products, generating revenue or producing expected profitability; and those other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

NuVasive, Inc.

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
(unaudited)	2015	2014	2015	2014
Revenue	$200,538	$189,918	$595,831	$558,090
Cost of goods sold (excluding below amortization of intangible assets)	49,167	47,719	143,246	135,849

Gross profit	151,371	142,199	452,585	422,241
Operating expenses:
Sales, marketing and administrative	111,384	113,746	342,797	348,820
Research and development	9,199	9,068	27,245	28,590
Amortization of intangible assets	3,067	3,071	9,037	10,541
Impairment of intangible assets	—	—	—	10,708
Litigation liability (gain) loss	(500)	—	(42,507)	30,000
Business transition costs	110	—	6,474	—

Total operating expenses	123,260	125,885	343,046	428,659
Interest and other expense, net:
Interest income	362	241	1,125	691
Interest expense	(7,307)	(6,965)	(21,675)	(20,809)
Other income (expense), net	387	(2,489)	530	(2,318)

Total interest and other expense, net	(6,558)	(9,213)	(20,020)	(22,436)

Income (loss) before income taxes	21,553	7,101	89,519	(28,854)
Income tax (expense) benefit	(8,803)	(9,088)	(35,332)	4,065

Consolidated net income (loss)	$12,750	$(1,987)	$54,187	$(24,789)

Add back net loss attributable to non-controlling interests	$(210)	$(157)	$(601)	$(595)

Net income (loss) attributable to NuVasive, Inc.	$12,960	$(1,830)	$54,788	$(24,194)

Net income (loss) per share attributable to NuVasive, Inc.:
Basic	$0.26	$(0.04)	$1.13	$(0.52)

Diluted	$0.24	$(0.04)	$1.05	$(0.52)

Weighted average shares outstanding:
Basic	48,993	46,990	48,513	46,546

Diluted	53,199	46,990	52,202	46,546

NuVasive, Inc.

Consolidated Balance Sheets

(in thousands, except par values and share amounts)

	September 30, 2015	December 31, 2014
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$141,328	$142,387
Short-term marketable securities	196,037	220,329
Accounts receivable, net of allowances of $5,849 and $5,844, respectively	115,579	118,959
Inventory, net	164,867	154,638
Deferred and prepaid taxes	73,420	59,233
Prepaid expenses and other current assets	7,279	10,325

Total current assets	698,510	705,871
Property and equipment, net	140,474	128,565
Long-term marketable securities	113,793	43,042
Intangible assets, net	86,190	96,555
Goodwill	154,324	154,443
Deferred tax assets, non-current	49,614	65,330
Restricted cash and investments	5,615	123,233
Other assets	23,444	26,420

Total assets	$1,271,964	$1,343,459

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$63,545	$133,324
Accrued payroll and related expenses	32,767	38,032
Litigation liabilities	937	30,000
Deferred and income tax liabilities	2,066	13,543

Total current liabilities	99,315	214,899
Senior Convertible Notes	372,485	360,746
Deferred and income tax liabilities, non-current	8,177	12,526
Non-current litigation liabilities	87,553	93,700
Other long-term liabilities	12,742	13,230
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 120,000,000 shares authorized at September 30, 2015 and December 31, 2014, 52,099,475 and 47,691,744 issued and outstanding at September 30, 2015 and December 31, 2014, respectively	52	48
Additional paid-in capital	973,481	847,145
Accumulated other comprehensive loss	(11,323)	(9,670)
Accumulated deficit	(132,150)	(186,938)
Treasury stock at cost; 3,015,033 shares and 233,369 shares at September 30, 2015 and December 31, 2014, respectively	(146,077)	(10,537)

Total NuVasive, Inc. stockholders’ equity	683,983	640,048
Non-controlling interests	7,709	8,310

Total equity	$691,692	$648,358

Total liabilities and equity	$1,271,964	$1,343,459

NuVasive, Inc.

Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
(Unaudited)	2015	2014
Operating activities:
Consolidated net income (loss)	$54,187	$(24,789)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	49,006	46,521
Amortization of non-cash interest	13,255	12,244
Stock-based compensation	20,570	24,779
Impairment of intangible assets	—	10,708
Deferred income taxes	37,047	—
Reserves on current assets	7,232	4,062
Other non-cash adjustments	13,127	11,317
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	2,163	(5,519)
Inventory	(19,768)	(27,190)
Prepaid expenses and other current assets	2,512	(1,837)
Accounts payable and accrued liabilities	8,828	11,485
Income taxes	(52,739)	(7,898)
Accrued royalties	(46,999)	12,450
Litigation liability	(35,333)	30,000
Accrued payroll and related expenses	(5,080)	151

Net cash provided by operating activities	48,008	96,484
Investing activities:
Acquisitions and other investments	(1,357)	(59)
Purchases of intangible assets	(28,589)	—
Purchases of property and equipment	(59,905)	(45,692)
Proceeds from sales of property and equipment	40	—
Purchases of marketable securities	(320,177)	(177,850)
Proceeds from sales of marketable securities	272,666	142,051
Purchases of restricted investments	(62,625)	—
Proceeds from sales of restricted investments	180,694	—

Net cash used in investing activities	(19,253)	(81,550)
Financing activities:
Incremental tax benefits related to stock-based compensation awards	15,185	—
Proceeds from the issuance of common stock	9,040	15,341
Payment of contingent consideration	(514)	(498)
Purchase of treasury stock	(52,532)	(664)
Other financing activities	(131)	(668)

Net cash (used in) provided by financing activities	(28,952)	13,511
Effect of exchange rate changes on cash	(862)	(613)

(Decrease) increase in cash and cash equivalents	(1,059)	27,832
Cash and cash equivalents at beginning of period	142,387	102,825

Cash and cash equivalents at end of period	$141,328	$130,657

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